Exhibit 10.29

CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO ADMINISTRATIVE BORROWER GUARANTY, DOMESTIC SUBSIDIARY GUARANTY AND FOREIGN SUBSIDIARY GUARANTY
This CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO ADMINISTRATIVE BORROWER GUARANTY, DOMESTIC SUBSIDIARY GUARANTY AND FOREIGN SUBSIDIARY GUARANTY, dated as of December 17, 2013 (this “Amendment”), modifies (i) that certain Credit Agreement, dated as of February 7, 2012, as amended by that certain First Amendment to Credit Agreement, dated as of November 14, 2012 (the “Credit Agreement”), among ALEXION PHARMACEUTICALS, INC., a Delaware corporation (the “Administrative Borrower”), certain Subsidiaries of the Administrative Borrower party thereto pursuant to Section 2.15 of the Credit Agreement (each a “Designated Borrower” and, together with the Administrative Borrower, the “Borrowers” and, each a “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and J.P. MORGAN SECURITIES LLC, as joint lead arrangers and joint book managers, (ii) that certain Continuing Guaranty (Administrative Borrower), dated as of February 7, 2012 (as amended and in effect immediately prior to giving effect to this Amendment, the “Administrative Borrower Guaranty”), made by the Administrative Borrower in favor of the Secured Parties, (iii) that certain Continuing Guaranty (Existing Domestic Subsidiary Guarantors), dated as of February 7, 2012 (as amended and in effect immediately prior to giving effect to this Amendment, the “Domestic Subsidiary Guaranty”), made by Alexion Delaware Holding, LLC and Alexion Cambridge Corporation in favor of the Secured Parties, and (iv) that certain Continuing Guaranty (Foreign Subsidiary Guarantors), dated as of February 7, 2012, as supplemented by that certain Joinder to Guaranty, dated June 28, 2013, as further supplemented by that certain Joinder to Guaranty, dated November 7, 2013 (as modified and in effect immediately prior to giving effect to this Amendment, the “Foreign Subsidiary Guaranty”), made by Alexion Holding, B.V., Alexion Montreal Corp. (as successor by amalgamation to Enobia Pharma Inc.), Enobia Canada Limited Partnership, Alexion Pharma Holding and Alexion Pharma International Trading in favor of the Secured Parties. Capitalized terms used herein and not defined shall have the meaning assigned to such terms in the Credit Agreement, as amended by this Amendment.
RECITALS
WHEREAS, the Administrative Borrower has requested that the Administrative Agent and the Lenders (a) consent to the transfer of IP Rights owned by the U.S. Loan Parties to one or more Loan Parties organized in Ireland (hereinafter, the “Specified IP Transfer”) and (b) agree to amend certain of the terms and provisions of the Credit Agreement, the Administrative Borrower Guaranty, the Domestic Subsidiary Guaranty and the Foreign Subsidiary Guaranty, in each case, as specifically set forth in this Amendment; and

WHEREAS, the undersigned Lenders and the Administrative Agent are prepared to (a) consent to the Specified IP Transfer and (b) amend the Credit Agreement, the Administrative Borrower Guaranty, the Domestic Subsidiary Guaranty and the Foreign Subsidiary Guaranty, in each case. on the terms, subject to the conditions and in reliance on the representations set forth herein.
NOW THEREFORE, in consideration of the premises and the mutual agreements contained here, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
Section 1.    Consent to Specified IP Transfer. Notwithstanding the restrictions contained in Section 7.05(d) of the Credit Agreement, the Administrative Agent and the undersigned Lenders hereby consent to Specified IP Transfer.
Section 2.    Amendments to Credit Agreement.

(a)Section 1.01 (Definitions and Accounting Terms) of the Credit Agreement is hereby amended by:
(i)inserting the following new definitions in the appropriate alphabetical order:
““Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.”
““Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder (including, for the avoidance of any doubt, after giving effect to each applicable sections of each Guaranty (including Article X hereof) entitled “Keepwell” and any other “keepwell, support or other agreement” for the benefit of such Guarantor and any and all guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty or security interest is or becomes excluded in accordance with the first sentence of this definition.”
““Impacted Loans” has the meaning specified in Section 3.03.”

““Investment Policy” means the investment policy of the Administrative Borrower and its Subsidiaries approved and duly adopted by the board of directors (or other governing body) of the Administrative Borrower, as the same may be amended or otherwise duly modified from time to time.”
““Irish Borrower” means a Borrower incorporated in Ireland.”
““Irish Qualifying Lender” means a Lender which is beneficially entitled to the interest payable to that Lender in respect of an advance under this Agreement and:
(a) which is a bank licensed pursuant to Section 9 of the Central Bank Act, 1971 to carry on banking business in Ireland and which is carrying on a bona fide banking business in Ireland (for the purposes of Section 246(3) of the TCA) and whose Lending Office is located in Ireland; or
(b)    which is a building society (as defined for the purposes of Section 256(1) of the TCA) and which is carrying on a bona fide banking business in Ireland (for the purposes of Section 246(3) of the TCA) and whose Lending Office is located in Ireland; or
(c)    which is an authorized credit institution under the terms of Directive 2006/48/EC and has duly established a branch in Ireland having made all necessary notifications to its home state competent authorities required thereunder in relation to its intention to carry on banking business in Ireland and such credit institution is carrying on a bona fide banking business in Ireland (for the purposes of Section 246(3) of the TCA) and whose Lending Office is located in Ireland; or
(d)    which is a company (within the meaning of Section 4 of the TCA);
(i)    which, by virtue of the law of a Relevant Territory is resident in the Relevant Territory for the purposes of tax and that jurisdiction imposes a tax that generally applies to interest receivable in that jurisdiction by companies from sources outside that jurisdiction; or
(ii) in receipt of interest which: (I) is exempted from the charge to Irish income tax pursuant to the terms of a double taxation treaty entered into between Ireland and another jurisdiction that is in force on the date the relevant interest is paid; or (II) would be exempted from the charge to Irish income tax pursuant to the terms of a double taxation treaty signed between Ireland and another jurisdiction on or before the date on which the relevant interest is paid but not in force on that date, assuming that treaty had the force of law on that date;
provided that, in the case of both (i) and (ii) above, such company does not provide its commitment in connection with a trade or business which is carried on in Ireland through a branch or agency in Ireland; or

(e)     which is a U.S. corporation that is incorporated in the United States and is subject to tax in the United States on its worldwide income provided that such U.S. corporation does not provide its commitment in connection with a trade or business which is carried on in Ireland through a branch or agency in Ireland; or
(f)    which is a U.S. limited liability company, where the ultimate recipients of the interest payable to that limited liability company satisfy the requirements set out in clause (d) above and the business conducted through the limited liability company is so structured for market reasons and not for tax avoidance purposes; or
(g)    which is a company (within the meaning of Section 4 of the TCA);
(i)    which advances money in the ordinary course of a trade which includes the lending of money; (ii) in whose hands any interest payable in respect of money so advanced is taken into account in computing the trading income of that company; (iii) which has complied with the notification requirements set out in Section 246(5)(a) of the TCA; and (iv) whose Lending Office is located in Ireland; or
(h)    which is a qualifying company (within the meaning of section 110 of the TCA) and whose Lending Office is located in Ireland; or
(i)    which is an investment undertaking (within the meaning of Section 739B of the TCA) and whose Lending Office is located in Ireland; or
(j)    which is a Treaty Lender.”
““Irish Withholding Tax” means any withholding tax imposed by Ireland.”
““LIBOR Quoted Currency” means each of the following currencies: Dollars, Euro, Sterling, Swiss Francs and Yen; in each case as long as there is a published LIBOR rate with respect thereto.”
““Non-LIBOR Quoted Currency” means any currency other than a LIBOR Quoted Currency.”
“““Qualified ECP Guarantor” shall mean, at any time in respect of any Swap Obligations, each Loan Party with total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of relevant security interest becomes effective with respect to such Swap Obligation or such other Person that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”
““Rate Determination Date” means two (2) Business Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as reasonably determined by the Administrative Agent; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such other day as otherwise reasonably determined by the Administrative Agent).”
““Relevant Territory” means (i) a member state of the European Union (other than Ireland), or (ii) to the extent not a member state of the European Union, a jurisdiction with which Ireland has entered into a double taxation treaty that either has the force of law by virtue of section 826(1) of the TCA or which will have the force of law on completion of the procedures set out in section 826(1) of the TCA.”
““Second Amendment Effective Date” means December 17, 2013.”
““Specified Loan Party” means any Loan Party that is not an “eligible contract participant” under the Commodity Exchange Act and the regulations thereunder (without giving effect to the applicable section in each Guaranty (including Article X hereof) entitled “Keepwell”).”
““Swap Obligations” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.”
““TCA” means the Tax Consolidation Act, 1997.”
““Treaty Lender” means a Lender other than a Lender falling within paragraph (d), (e) or (f) of the definition of Irish Qualifying Lender set out above which is on the date any relevant payment is made entitled under a double taxation agreement (a “Treaty”) in force on that date to that payment without any deduction of Tax.”
(ii)amending the definition of the term “Eurodollar Rate” contained in such Section 1.01 by restating such definition in its entirety as follows:
““Eurodollar Rate” means:
(a)    With respect to any Credit Extension:
(i)    denominated in a LIBOR Quoted Currency, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”), or a comparable or successor rate which rate is approved by the Administrative Agent in its reasonable discretion, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent in its reasonable discretion from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period;

(ii)    denominated in Australian dollars, the rate per annum equal to the Bank Bill Swap Reference Bid Rate (“BBSY”) or a comparable or successor rate, which rate is approved by the Administrative Agent in its reasonable discretion, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent in its reasonable discretion from time to time) at or about 10:30 a.m. (Melbourne, Australia time) on the Rate Determination Date with a term equivalent to such Interest Period;
(iii)    denominated in any other Non-LIBOR Quoted Currency, the rate per annum as designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent, the Revolving Credit Lenders and the L/C Issuer pursuant to Section 1.06(a); and
(b)    for any rate calculation with respect to a Base Rate Loan on any date, the rate per annum equal to LIBOR, at or about 11:00 a.m., London time determined two Business Days prior to such date for U.S. Dollar deposits with a term of one month commencing that day;
provided that to the extent a comparable or successor rate is approved by the Administrative Agent in its reasonable discretion in connection with any rate set forth in this definition, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent.”
(iii)amending the definition of the term “Foreign Obligor Obligations” contained in such Section 1.01 by deleting the “.” at the end of such definition and substituting in lieu thereof the following text: “, provided that, notwithstanding anything to the contrary in any Loan Document, the “Foreign Obligor Obligations” shall exclude any Excluded Swap Obligations.”
(iv)amending the definition of the term “Foreign Subsidiary F/X Obligations” contained in such Section 1.01 by deleting the “.” at the end of such definition and substituting in lieu thereof the following text: “, provided that, notwithstanding anything to the contrary in any Loan Document, the “Foreign Subsidiary F/X Obligations” shall exclude any Excluded Swap Obligations.”.
(v)amending the definition of the term “Guarantor” contained in such Section 1.01 by restating such definition in its entirety as follows:
““Guarantors” means, collectively, (a) the Domestic Subsidiary Guarantors, (b) the Foreign Subsidiary Guarantors, and (c) with respect to the payment and performance by each Specified Loan Party of its obligations under its Guaranty with respect to

Swap Obligations, the Administrative Borrower. For the avoidance of doubt, to the extent (x) not otherwise mutually agreed to by the Administrative Borrower and the Administrative Agent, (y) permitted by applicable Law and (z) no material adverse tax consequence would result therefrom, each Designated Borrower (other than APIS) shall guarantee the obligations of each other Designated Borrower under the Credit Agreement and the other Loan Documents.”
(vi)amending the definition of the term “Guarantor Primary Obligations” contained in such Section 1.01 by deleting the “.” at the end of such definition and substituting in lieu thereof the following text: “, provided that, notwithstanding anything to the contrary in any Loan Document, the “Guarantor Primary Obligations” shall exclude any Excluded Swap Obligations.”
(vii)amending the definition of the term “Interest Rate” contained in such Section 1.01 by restating the portion of such sentence before the first proviso therein in its entirety as follows:
“Interest Period” means, as to each Eurodollar Rate Loan, the period commencing on the date such Eurodollar Rate Loan is disbursed or converted to or continued as a Eurodollar Rate Loan and ending on the date one, two, three or six months thereafter (in each case, subject to availability), as selected by the Borrowers in their Committed Loan Notice, or such other period that is twelve months or less requested by the Borrowers and consented to by all of the Appropriate Lenders;
(viii)amending the definition of the term “Mortgage” contained in such Section 1.01 by deleting the address “30 Hanton Road” appearing in such definition and substituting in lieu thereof the address “30 Hanton City Road”.
(ix)amending the definition of the term “Obligations” contained in such Section 1.01 by deleting the “.” at the end of such definition and substituting in lieu thereof the following text: “, provided that, notwithstanding anything to the contrary in any Loan Document, the “Obligations” shall exclude any Excluded Swap Obligations.”
(x)amending the definition of the term “Threshold Amount” contained in such Section 1.01 by restating such definition in its entirety as follows:
““Threshold Amount” means $25,000,000.”;
(b)Section 1.05 (Exchange Rates; Currency Equivalents) of the Credit Agreement is hereby amended by adding the following sentence to the end of such Section: “The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “Eurodollar Rate” or with respect to any comparable or successor rate thereto, in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment.”;

(c)Clause (iii)(C) of paragraph (a) of Section 3.01 (Taxes) of the Credit Agreement is hereby amended by restating such clause in its entirety as follows:

“(C) to the extent that the withholding or deduction is made on account of Indemnified Taxes or Other Taxes, the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made, except that no Loan Party is required to make an increased payment to a specific Lender (i.e. without prejudice to the rights of all other Lenders hereunder) under paragraph (C) or to make an increased interest payment in accordance with Section 2.10 in connection with the deduction of (i) Swiss Withholding Tax, if (x) a Swiss Borrower has breached the Ten Non-Bank Rule as a direct consequence of that Lender not complying with its obligations under Section 11.06(b)(iii)(B) or Section 11.06(d) or having acquired any rights pursuant to Section 11.06 against the Swiss Borrower as a result of such breach, or (y) the payment could have been made to the relevant Lender without a tax deduction if it was a Qualifying Bank, but on that date that Lender has ceased to be a Qualifying Bank other than as a result of any Change of Law, or (ii) in the case of any Lender (other than a Lender that is a party to this Agreement as of the Second Amendment Effective Date), Irish Withholding Tax solely to extent the payment could have been made to such relevant Lender without a Tax deduction if it was an Irish Qualifying Lender, but on that date the Lender is not or has ceased to be an Irish Qualifying Lender (other than as a result of any Change in Law after the date on which such Lender became party to this Agreement).”;
(d)The first sentence of clause (i) of paragraph (c) of Section 3.01 (Taxes) of the Credit Agreement is hereby amended by restating the portion of such sentence before the first proviso therein in its entirety as follows:

“(i) The Administrative Borrower shall, and does hereby, indemnify each Recipient, and shall make payment in respect thereof within 10 Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto (except that no Loan Party is required to indemnify a specific Lender (i.e. without prejudice to the rights of all other Lenders hereunder) under paragraph (c) in connection with the deduction of (i) Swiss Withholding Tax, if (x) a Swiss Borrower has breached the Ten Non-Bank Rule as a direct consequence of that Lender not complying with its obligations under Section 11.06(b)(iii)(B) or Section 11.06(d) or having acquired any rights pursuant to Section 11.06 against the Swiss Borrower as a result of such breach, or (y) the payment could have been made to the relevant Lender without a tax deduction if it was a Qualifying Bank, but on that date that

Lender has ceased to be a Qualifying Bank other than as a result of any Change of Law, or (ii) in the case of any Lender (other than a Lender that is a party to this Agreement as of the Second Amendment Effective Date), Irish Withholding Tax, if the payment could have been made to such relevant Lender without a Tax deduction if it was an Irish Qualifying Lender, but on that date the Lender is not or has ceased to be an Irish Qualifying Lender other than as a result of any Change in Law after the date on which such Lender became party to this Agreement);”;
(e)The first sentence of paragraph (e) of Section 3.01 (Taxes) of the Credit Agreement is hereby amended by deleting the first word of such sentence and substituting in lieu thereof the following text:

“Any Lender to which interest may be paid free of withholding tax due to such Lender falling within paragraph (d) of the definition of an Irish Qualifying Lender shall, following a request from a Borrower, (x) provide details of its name, address and country of tax residence to the Borrower to enable it to comply with its reporting obligations under Section 891A of the TCA and (y) provide the Irish Borrower with any correct, complete and accurate information that may be required for the Irish Borrower to comply with its obligations under Section 891E of the TCA and any”;

(f)Paragraph (e) of Section 3.01 (Taxes) of the Credit Agreement is hereby amended by inserting the following new subparagraph (iv) immediately following existing subparagraph (iii):
(iv)    Each Recipient to which interest is payable by an Irish Borrower:

(A)     shall within ten (10) Business Days after the request of the Administrative Borrower or the Administrative Agent, confirm in writing to the Administrative Borrower or the Administrative Agent, as applicable, such Person is:

(I)    not an Irish Qualifying Lender;

(II)    an Irish Qualifying Lender (other than a Treaty Lender); or

(III)    a Treaty Lender.

As provided in clause (iii) above, each Recipient agrees that if any certification previously delivered pursuant to this Section 3.01(e)(iv) expires or becomes obsolete or inaccurate in any respect, it shall update such certification.

(g)Section 3.03 (Inability to Determine Rates) of the Credit Agreement is hereby amended by restating such Section in its entirety as follows:

“If in connection with any request for a Eurodollar Rate Loan or a conversion to or continuation thereof, (a) (i) the Administrative Agent determines that deposits (whether in Dollars or an Alternative Currency) are not being offered to banks in the applicable offshore interbank market for such currency for the applicable amount and Interest Period of such Eurodollar Rate Loan, or (ii) adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan (whether denominated in Dollars or an Alternative Currency) or in connection with an existing or proposed Base Rate Loan, (in each case with respect to clause (a) above, “Impacted Loans”), or (b) the Administrative Agent or the Required Lenders determine that for any reason the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Rate Loan does not adequately and fairly reflect the cost to such Lenders of funding such Eurodollar Rate Loan, the Administrative Agent will promptly so notify the Administrative Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Eurodollar Rate Loans in the affected currency or currencies shall be suspended, (to the extent of the affected Eurodollar Rate Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Eurodollar Rate component of the Base Rate, the utilization of the Eurodollar Rate component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (upon the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, the Administrative Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Rate Loans in the affected currency or currencies (to the extent of the affected Eurodollar Rate Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein.

Notwithstanding the foregoing, if the Administrative Agent has made the determination described in this Section 3.03, the Administrative Agent, in consultation with the Administrative Borrower and the affected Lenders, may establish an alternative interest rate for the Impacted Loans, in which case, such alternative rate of interest shall apply with respect to the Impacted Loans until (1) the Administrative Agent revokes the notice delivered with respect to the Impacted Loans under clause (a) of the first sentence of this Section 3.03, (2) the Administrative Agent or the Required Lenders notify the Administrative Agent and the Administrative Borrower that such alternative interest rate does not adequately and fairly reflect the cost to such Lenders of funding the Impacted Loans, or (3) any Lender determines that any applicable Law has made it unlawful, or that any applicable Governmental Authority has asserted that it is unlawful, for such Lender or its applicable Lending Office to make, maintain or fund Loans whose interest is determined by reference to such alternative rate of interest or to determine or charge interest rates based upon such rate or any Governmental Authority has imposed material restrictions on the authority of such Lender to do any of the foregoing and provides the Administrative Agent and the Administrative Borrower written notice thereof.”;

(h)Section 5.11 (Taxes) of the Credit Agreement is hereby amended by adding the following sentence to the end of such Section 5.11:

“No Irish Borrower is required to make any deduction for or on account of Irish Withholding Tax from any payment it may make under a Loan Document to a Person that is an Irish Qualifying Lender.”;

(i)Paragraph (b) of Section 6.02 (Certificates; Other Information) of the Credit Agreement is hereby amended by deleting the text “concurrently with” set forth therein and inserting in lieu thereof the text “within 5 days of”;

(j)Paragraph (e) of Section 6.03 (Notices) of the Credit Agreement is hereby amended by restating such paragraph in its entirety as follows:

“(e)    of any intent by any Borrower or any of their Subsidiaries to initiate a voluntary product recall affecting products manufactured or distributed by any Borrower or any Subsidiary with a fair market value in excess of the Threshold Amount;”;
(k)Paragraph (g) of Section 6.03 (Notices) of the Credit Agreement is hereby amended by deleting such paragraph in its entirety and inserting in lieu thereof the text “[Reserved]”;

(l)Paragraph (b) of Section 6.12 (Covenant to Guarantee and Give Security) of the Credit Agreement is hereby amended by (i) deleting the text “30 days” appearing in clause (i) therein and inserting in lieu thereof the text “90 days”, (ii) deleting the text “30 days” appearing in clause (ii) therein and inserting in lieu thereof the text “90 days”, (iii) deleting the text “45 days” appearing in clause (iii) therein and inserting in lieu thereof the text “90 days”, (iv) deleting the text “60 days” appearing in clause (iv) therein and inserting in lieu thereof the text “90 days”, and (v) deleting the text “60 days” appearing in clause (v) therein and inserting in lieu thereof the text “90 days”.
(m)Section 6.21 (Milestone and Earnout Payments) of the Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the text “[Reserved]”;

(n)Clause (i) of Paragraph (b) of Section 7.02 (Indebtedness) of the Credit Agreement is hereby amended by deleting the amount “$10,000,000” appearing therein and inserting in lieu thereof the amount “$75,000,000”;

(o)Paragraph (d) of Section 7.02 (Indebtedness) of the Credit Agreement is hereby amended by (i) deleting the phase “U.S. Loan Parties” appearing therein and inserting in lieu thereof the phrase “Loan Parties” and (ii) deleting the phrase “with respect to the incurrence by the Administrative Borrower of any unsecured Indebtedness in an aggregate principal amount of $50,000,000 or more,” appearing in clause (iii) therein and inserting in lieu thereof the phrase “with respect to the incurrence by any Loan Party of any unsecured Indebtedness in an aggregate principal amount of $50,000,000 or more,”;

(p)Paragraph (q) of Section 7.02 (Indebtedness) of the Credit Agreement is hereby amended by deleting such paragraph in its entirety and inserting in lieu thereof the text “[Reserved]”;

(q)Paragraph (a) of Section 7.03 (Investments) of the Credit Agreement is hereby amended by restating such paragraph in its entirety as follows:

“(a)    Investments held by the Borrowers and their Subsidiaries (i) in the form of Cash Equivalents or (ii) as permitted by the Investment Policy;”;

(r)Schedule 7.03(a) (Investment Policy) to the Credit Agreement is hereby amended by deleting such Schedule 7.03(a) in its entirety;

(s)The first sentence of paragraph (m) of Section 8.01 (Specific Covenants) of the Credit Agreement is hereby amended by deleting the text “, if the aggregate sales price of the products so recalled shall, individually or together with all other similar recalls of such products during any twelve consecutive month period, equal or exceed $50,000,000” appearing therein and inserting in lieu thereof the text “that has, or could reasonably be expected to have, individually or in the aggregate with all other similar recalls, a Material Adverse Change”;

(t)Section 8.03 (Application of Funds) of the Credit Agreement is hereby amended by inserting the following new sentence to the end of the penultimate paragraph thereof:

“Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Obligations otherwise set forth above in this Section 8.03.”;

(u)The first sentence of Section 10.01 (Guaranty of Subsidiary Obligations) is hereby amended by inserting the following text immediately following the phrase “Debtor Relief Laws” therein: “provided that the term “Guaranteed Subsidiary Obligations” (as hereinafter defined) shall exclude any Excluded Swap Obligations”; and

(v)The Credit Agreement is hereby amended by inserting the following new text as a new Section 10.08 (Keepwell) immediately after Section 10.07 thereof:

“10.08    Keepwell.     The Administrative Borrower at the time any Guaranty or the grant of the security interest under the Loan Documents, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under its Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such

Administrative Borrower’s obligations and undertakings under this Section 10.08 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of the Administrative Borrower under this Section 10.08 shall remain in full force and effect until the Obligations have been indefeasibly paid in full. The Administrative Borrower intends this Section 10.08 to constitute, and this Section 10.08 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.”;
Section 3.    Amendments to Administrative Borrower Guaranty. The Administrative Borrower Guaranty is hereby amended as follows:
(a)The first sentence of Section 2 (Guaranty) thereof is hereby amended by inserting the following text immediately prior to the text “(collectively, the “Guaranteed Obligations”) therein: “provided that, notwithstanding anything to the contrary in any Loan Document, the term “Guaranteed Obligations” (as hereinafter defined) shall exclude any Excluded Swap Obligations”; and

(b)The following new text shall be inserted therein as a new Section 23 (Keepwell) immediately after Section 22 thereof:

“23.    Keepwell.    The Administrative Borrower at the time any Guaranty or the grant of the security interest under the Loan Documents, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under its Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Administrative Borrower’s obligations and undertakings under this Section 23 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of the Administrative Borrower under this Section 23 shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. The Administrative Borrower intends this Section 23 to constitute, and this Section 23 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.”
Section 4.    Amendments to Domestic Subsidiary Guaranty. The Domestic Subsidiary Guaranty is hereby amended as follows:

(a)The first sentence of Section 2 (Guaranty) thereof is hereby amended by inserting the following text immediately prior to the text “(collectively, the “Guaranteed Obligations”) therein: “provided that the term “Guaranteed Obligations” (as hereinafter defined) shall exclude any Excluded Swap Obligations”; and

(b)The following new text shall be inserted therein as a new Section 24 (Keepwell) immediately after Section 23 thereof:

“24.    Keepwell.    Each U.S. Guarantor that is a Qualified ECP Guarantor at the time any Guaranty or the grant of the security interest under the Loan Documents, in each case, by any Specified Loan Party, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under its Guaranty and the other Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such U.S. Guarantor’s obligations and undertakings under this Section 24 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of the U.S. Guarantors under this Section 24 shall remain in full force and effect until the Obligations have been indefeasibly paid and performed in full. The U.S. Guarantor intends this Section 24 to constitute, and this Section 24 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act.”
Section 4.    Amendments to Foreign Subsidiary Guaranty. The Foreign Subsidiary Guaranty is hereby amended as follows:
(c)The first sentence of Section 2 (Guaranty) thereof is hereby amended by inserting the following text immediately prior to the text “(collectively, the “Guaranteed Obligations”) therein: “provided that the term “Guaranteed Obligations” (as hereinafter defined) shall exclude any Excluded Swap Obligations”; and

(d)The following new text shall be inserted therein as a new Section 25 (Keepwell) immediately after Section 24 thereof:

“25.    Keepwell.    Each Foreign Guarantor that is a Qualified ECP Guarantor at the time any Guaranty of the Foreign Obligor Obligations or the grant of a security interest with respect to Foreign Obligor Obligations under the Loan Documents, in each case, by a Specified Loan Party that is a Foreign Obligor, becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party that is a Foreign Obligor with respect to such Swap

Obligation as may be needed by such Specified Loan Party that is a Foreign Obligor from time to time to honor all of its obligations under its Guaranty and the other Loan Documents to which it is a party in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Foreign Guarantor’s obligations and undertakings under this Section 25 voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of the Foreign Guarantors under this Section 25 shall remain in full force and effect until the Foreign Obligor Obligations have been indefeasibly paid and performed in full. Each Foreign Guarantor intends this Section 25 to constitute, and this Section 25 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party that is a Foreign Obligor for all purposes of the Commodity Exchange Act.”
Section 6.    Conditions Precedent. This Amendment shall become effective as of the date first written above (the “Effective Date”) upon the satisfaction of the following conditions precedent:
(a)    Documentation. Administrative Agent shall have received all of the following, in form and substance satisfactory to Administrative Agent:
(i)a fully-executed and effective Amendment executed by the Administrative Borrower, the Designated Borrower, the Guarantors, the Administrative Agent and the Lenders; and
(ii)such additional documents, instruments and information as Administrative Agent may reasonably request to effect the transactions contemplated hereby.
(b)     No Default. On the Effective Date and after giving effect to this Amendment, no event shall have occurred and be continuing that would constitute a Default or an Event of Default.
Section 7.    Representations and Warranties; Reaffirmation of Grant. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof and after giving effect to this Amendment, (a) all representations and warranties of the Borrowers and each other Loan Party set forth in the Credit Agreement and in any other Loan Document are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof to the same extent as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of such earlier date, (b) no Default or Event of Default has occurred and is continuing, (c) the Credit Agreement and all other Loan Documents are and remain legally valid, binding obligations of the Loan Parties party thereto, enforceable against each such Loan Party in accordance with their respective terms, subject to bankruptcy, insolvency, moratorium and other laws applicable to creditors’ rights generally and general principles of equity; provided that the Loan Parties make no representation as to the validity or enforceability of Section 11.20 of the Credit Agreement and (d) except as expressly contemplated under any Loan Document, the provisions of the Collateral Documents to which such Loan Party is a party are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority Lien (subject only to Permitted Liens) on all right, title and interest of the respective Loan Parties in the Collateral described therein do and shall continue to secure the payment of all Obligations or Foreign Obligor Obligations, as applicable, as set forth in such respective Collateral Documents. Each Loan Party that is a party to the Security Agreement or any of the Collateral Documents hereby reaffirms its grant of a security interest in the Collateral to the Administrative Agent for the ratable benefit of the Secured Parties, as collateral security for the prompt and complete payment and performance when due of the Obligations or Foreign Obligor Obligations, as set forth therein.

Section 8.    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment, and no investigation by the Administrative Agent or the Lenders shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

Section 9.    Amendment as Loan Document. This Amendment constitutes a “Loan Document” under the Credit Agreement. Accordingly, it shall be an immediate Event of Default under the Credit Agreement if any representation, warranty, certification or statement of fact made by any Loan Party under or in connection with this Amendment shall have been incorrect or misleading in any material respect when made or deemed made.

Section 10.    Costs and Expenses. The Administrative Borrower shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees, charges and disbursements of counsel to the Administrative Agent) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment, in each case, in accordance with Section 11.04 of the Credit Agreement.

Section 11.    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER STATE).

Section 12.    Execution. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier (or electronic mail (including in PDF format)) shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 13.    Limited Effect. This Amendment relates only to the specific matters expressly covered herein, shall not be considered to be an amendment or waiver of any rights or remedies that the Administrative Agent or any Lender may have under the Credit Agreement, under any other Loan Document (except as expressly set forth herein) or under Law, and shall not be considered to create a course of dealing or to otherwise obligate in any respect the Administrative Agent or any Lender to execute similar or other amendments or waivers or grant any amendments or waivers under the same or similar or other circumstances in the future.

Section 14.    Ratification by Guarantors. Each of the undersigned Guarantors does hereby agree and consent to this Amendment, the amendments to the Administrative Borrower Guaranty, the Domestic Subsidiary Guaranty and the Foreign Subsidiary Guaranty and to the other documents and agreements referred to herein. Each of the Guarantors agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment (and the amendments to the Administrative Borrower Guaranty, the Domestic Subsidiary Guaranty and the Foreign Subsidiary Guaranty set forth herein), such Guarantor’s Guaranty, as applicable, shall remain in full force and effect on a continuous basis and (ii) nothing herein shall in any way limit any of the terms or provisions of , the Administrative Borrower Guaranty, the Domestic Subsidiary Guaranty and the Foreign Subsidiary Guaranty or any other Loan Document (except with respect to any Excluded Swap Obligations) executed by such Guarantor (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects. Each of the Guarantors hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 14. Each of the Guarantors hereby further acknowledges that the Administrative Borrower, the Designated Borrower, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or amendments of any provisions of the Loan Documents without notice to or consent from such Guarantor and without affecting the validity or enforceability of such Guarantor’s Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of such Guarantor’s Guaranty.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.
BORROWERS:

ALEXION PHARMACEUTICALS, INC., as Administrative Borrower

By:/s/ Prasanna Thombre_____________________
Name: Prasanna Thombre
Title: Vice President, Treasury

ALEXION PHARMA INTERNATIONAL SÀRL, as Designated Borrower

By:/s/ Nick Moore__________________________
Name: Nick Moore
Title: Vice President Finance and General Manager
ALEXION PHARMA HOLDING

By: /s/ Kirk Caza__________________________
Name: Kirk Caza
Title: Director
ALEXION PHARMA INTERNATIONAL TRADING

By: /s/ Diane Flood__________________________
Name: Diane Flood
Title: Director

[Alexion – Signature Page to Second Amendment]

GUARANTORS:
ALEXION DELAWARE HOLDING LLC

By: ALEXION PHARMACEUTICALS, INC., its sole member

By: Prasanna Thombre______________________
Name: Prasanna Thombre
Title: Vice President, Treasury
ALEXION CAMBRIDGE CORPORATION

By: /s/ Michael Greco______________________
Name: Michael V. Greco
Title: President

[Alexion – Signature Page to Second Amendment]

GUARANTORS (cont’d):
ALEXION HOLDING B.V.

By: /s/ Michael Greco_____________________
Name: Michael V. Greco
Title: Director A
By: /s/ Justin Verbond_____________________
Name: Justin Verbond
Title: Director B
ALEXION MONTREAL CORP. (as successor by amalgamation to ENOBIA PHARMA INC. and ENOBIA CANADA LIMITED PARTNERSHIP)

By: /s/ Michael Greco_____________________
Name: Michael V. Greco
Title: President

[Alexion – Signature Page to Second Amendment]

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.

By: /s/ Alan Tapley__________________________
Name: Alan Tapley
Title: Assistant Vice President

[Alexion – Signature Page to Second Amendment]

LENDERS:
BANK OF AMERICA, N.A., as a Lender, an L/C Issuer and Swing Line Lender

By: /s/ Linda Alto___________________________
Name: Linda Alto
Title: Senior Vice President

[Alexion – Signature Page to Second Amendment]

LENDERS (cont’d):
JPMORGAN CHASE BANK, N.A.

By: /s/ D. Scott Farquhar_____________________
Name: D. Scott Farquhar
Title: Senior Vice President

[Alexion – Signature Page to Second Amendment]

LENDERS (cont’d):
RBS CITIZENS, NATIONAL ASSOCIATION

By: /s/ Andrea B. Goldman____________________
Name: Andrea B. Goldman
Title: Senior Vice President

[Alexion – Signature Page to Second Amendment]

LENDERS (cont’d):
SUNTRUST BANK

By: /s/ Katherine Bass________________________
Name: Katherine Bass
Title: Director

[Alexion – Signature Page to Second Amendment]

LENDERS (cont’d):
WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Melinda A. White_____________________
Name: Melinda A. White
Title: Senior Vice President

[Alexion – Signature Page to Second Amendment]

LENDERS (cont’d):
SANTANDER BANK, N.A.

By: /s/ A. Neil Sweeny_______________________
Name: A. Neil Sweeny
Title: Senior Vice President

[Alexion – Signature Page to Second Amendment]

LENDERS (cont’d):
PEOPLE’S UNITED BANK

By: /s/ Robert Hazard________________________
Name: Robert Hazard
Title: Senior Vice President

[Alexion – Signature Page to Second Amendment]

LENDERS (cont’d):
UNION BANK, N.A.

By: /s/ Michael Tschida______________________
Name: Michael Tschida
Title: Vice President

[Alexion – Signature Page to Second Amendment]

LENDERS (cont’d):
U.S. BANK NATIONAL ASSOCIATION

By: /s/ Jennifer Hwang_______________________
Name: Jennifer Hwang
Title: Vice President

[Alexion – Signature Page to Second Amendment]

LENDERS (cont’d):
WEBSTER BANK, N.A.

By: /s/ George G. Sims_______________________
Name: George G. Sims
Title: Vice President

[Alexion – Signature Page to Second Amendment]

LENDERS (cont’d):
THE HUNTINGTON NATIONAL BANK

By: /s/ Jared Shaner_________________________
Name: Jared Shaner
Title: Assistant Vice President

[Alexion – Signature Page to Second Amendment]